UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2016

Welltower Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8923	34-1096634
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4500 Dorr Street, Toledo, Ohio		43615
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (419) 247-2800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 23, 2016, in connection with the Registration Statement on Form S-3 (File No. 333-203802), effective May 1, 2015, Welltower Inc. (the “Company”) entered into an Underwriting Agreement with UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters, for an offering of $700,000,000 aggregate principal amount of the Company’s 4.25% notes due 2026.

The offering is expected to close on March 1, 2016, subject to the satisfaction of customary closing conditions.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated as of February 23, 2016, between Welltower Inc. and UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters

5	Opinion of Shumaker, Loop & Kendrick, LLP

8	Tax Opinion of Arnold & Porter LLP

23.1	Consent of Shumaker, Loop & Kendrick, LLP to the use of their opinion as an exhibit to this Form 8-K is included in their opinion filed herewith as Exhibit 5

23.2	Consent of Arnold & Porter LLP to the use of their opinion as an exhibit to this Form 8-K is included in their opinion filed herewith as Exhibit 8

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLTOWER INC.

By:	/s/ THOMAS J. DEROSA
Name: Thomas J. DeRosa
Title: Chief Executive Officer

Dated: February 29, 2016

Exhibit Index

1.1	Underwriting Agreement, dated as of February 23, 2016, between Welltower Inc. and UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters

5	Opinion of Shumaker, Loop & Kendrick, LLP

8	Tax Opinion of Arnold & Porter LLP

23.1	Consent of Shumaker, Loop & Kendrick, LLP to the use of their opinion as an exhibit to this Form 8-K is included in their opinion filed herewith as Exhibit 5

23.2	Consent of Arnold & Porter LLP to the use of their opinion as an exhibit to this Form 8-K is included in their opinion filed herewith as Exhibit 8